UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2013
Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On November 26, 2013, Vanguard Natural Resources, LLC (the “Company”) and its subsidiaries entered into an Equity Distribution Agreement (the “Agreement”) with Credit Suisse Securities (USA) LLC, UBS Securities LLC, BMO Capital Markets Corp. and MLV & Co. LLC (the “Managers”). Pursuant to the terms of the Agreement, the Company may sell from time to time through one or more of the Managers, as the Company’s sales agents, a combination of or either (1) common units representing limited liability company interests in the Company having an aggregate offering price of up to $500,000,000 (the “Common Units”), or (2) 7⅞% Series A Cumulative Redeemable Perpetual Series A Preferred Units of the Company having an aggregate offering price of up to $250,000,000 (the “Series A Preferred Units”). The Common Units and Series A Preferred Units to be sold pursuant to the Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3, as amended (File No. 333-179050). Sales of the Common Units and Series A Preferred Units, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices. Legal opinions related to the Common Units and Series A Preferred Units are filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.
The foregoing description is a brief summary of the Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 1.02. Termination of a Material Definitive Agreement.
On November 22, 2013, the Company notified Knight Capital Americas LLC, as successor in interest to Knight Capital Americas, L.P. (“Knight”) that it has terminated that certain Amended and Restated Equity Distribution Program Distribution Agreement dated as of September 9, 2011 by and between the Company and Knight (as amended, the “Initial Agreement”), effective November 22, 2013. The Initial Agreement was terminable at will upon written notification by the Company with no penalty. The Initial Agreement established an at-the-market equity distribution program through which the Company had the right to sell, from time to time, subject to certain restrictions, common units having an aggregate offering price of up to $200,000,000.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 1.1
Equity Distribution Agreement, dated November 26, 2013, by and among the Company, its subsidiaries and Credit Suisse Securities (USA) LLC, UBS Securities LLC, BMO Capital Markets Corp. and MLV & Co. LLC, as managers.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Common Units and Series A Preferred Units.
Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
November 26, 2013	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 1.1
Equity Distribution Agreement, dated November 26, 2013, by and among the Company, its subsidiaries and Credit Suisse Securities (USA) LLC, UBS Securities LLC, BMO Capital Markets Corp. and MLV & Co. LLC, as managers.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Common Units and Series A Preferred Units.
Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.